UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2012

Validus Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29 Richmond Road, Pembroke, Bermuda	HM08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(441) 278-9000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

                    On November 30, 2012, Validus Holdings, Ltd. (“Validus”) completed its acquisition of Flagstone Reinsurance Holdings, S.A. (“Flagstone”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 30, 2012, by and among Validus, Flagstone, Flagstone Reinsurance Holdings (Bermuda) Limited (“Flagstone Bermuda”) and Validus UPS, Ltd. (“Validus UPS”). Pursuant to the terms of the Merger Agreement, the acquisition was completed by means of two mergers. First, Flagstone became a Bermuda entity through a first-step merger with and into Flagstone Bermuda, a newly-formed subsidiary of Flagstone (the “First-Step Merger”). Second, immediately following the First-Step Merger, Flagstone Bermuda merged through a second-step merger with and into Validus UPS, a newly-formed Validus subsidiary (the “Second-Step Merger,” and together with the First-Step Merger, the “Mergers”). Following the Second-Step Merger, the successor-in-interest to Flagstone became wholly owned by Validus. Upon completion of the Mergers, each share of Flagstone issued and outstanding immediately prior to the First-Step Merger was converted into the right to receive 0.1935 Validus common shares, $2.00 in cash, without interest, and cash in lieu of any fractional share to which the holder was entitled (the “Merger Consideration”).

                    Validus expects to issue a total of approximately 14,202,665 common shares, and to pay approximately $152.4 million pursuant to the terms of the Merger Agreement, based on the number of Flagstone shares deemed to have been outstanding on November 29, 2012, as calculated under the Merger Agreement.

                    The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Validus’ Current Report on Form 8-K filed on September 4, 2012 and incorporated by reference herein.

                    A copy of the press release dated November 30, 2012 announcing the completion of the Mergers is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                    For important information regarding the Mergers, including the risks of the Mergers and the businesses of Validus and Flagstone, investors are urged to read Validus’ Registration Statement on Form S-4/A, dated October 23, 2012, filed with the Securities and Exchange Commission (the “SEC”).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

                    The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Citi Credit Facility

                    After the effectiveness of the Mergers, Validus’ newly acquired indirect wholly-owned subsidiaries, Flagstone Reassurance Suisse, SA and Flagstone Capital Management Luxembourg SICAF – FIS, retained an uncommitted, secured $550 million standby letter of credit facility with Citibank Europe PLC. Flagstone Reassurance Suisse, SA and Flagstone Capital Management Luxembourg SICAF – FIS are parties to the Insurance Letters of Credit Master Agreement, dated April 28, 2010, as amended on December 21, 2010 (as so amended, the “Citi Facility”). The Citi Facility comprises a $275 million facility for letters of credit with an expiration date up to 15 months from the date of issuance and a $275 million facility for letters of credit issued in respect of Funds at Lloyds with an expiration date up to 60 months from the date of issuance, and in each case if requested, subject to automatic extension for successive periods up to one year. The Citi Facility will continue to be used to support the reinsurance obligations of certain subsidiaries of Validus. As of November 27, 2012, approximately $373 million face amount letters of credit had been issued under the Citi Facility.

                    The foregoing description of the Citi Facility does not purport to be compete and is qualified in its entirety by reference to the full text of the Amendment Letter and Revised Summary of Terms, a copy of which is attached as Exhibit 99.1 to Flagstone’s Current Report on Form 8-K filed on December 23, 2010 and is incorporated by reference herein, as well as the Insurance Letters of Credit Master Agreement, the Pledge Agreement and the Account Control Agreement, copies of which are attached as Exhibits 99.1, 99.2, and 99.3, respectively, to Flagstone’s Current Report on Form 8-K filed on May 4, 2010 and are incorporated by reference herein.

BNY Mellon Supplemental Indentures

                    In connection with the Mergers, on November 30, 2012, Validus and Validus UPS entered into supplemental indentures (the “BNY Mellon Supplemental Indentures”) to each of the BNY Mellon Indentures (as defined below) providing for (i) the assumption by Validus UPS of the obligation to pay the principal of, premium, if any, and any interest on all of the notes outstanding under the applicable BNY Mellon Indenture (the “BNY Mellon Notes”) according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions under the applicable BNY Mellon Indenture to be performed by Flagstone Bermuda and, concurrently with Validus UPS’ assumption of the BNY Mellon Indentures, (ii) subordinated guarantees by Validus of the obligations of Validus UPS under each of the BNY Mellon Notes described below.

Validus UPS’ assumptions and Validus’ guarantees are in respect of:

•

Flagstone Bermuda’s Floating Rate Deferrable Interest Subordinated Notes due 2036 (US Dollar Denominated) (the “US Dollar Notes due 2036”), of which $120 million aggregate principal amount were outstanding as of November 30, 2012; and

•

Flagstone Bermuda’s Floating Rate Deferrable Interest Junior Subordinated Notes due 2037 (the “Notes due 2037” and, together with the US Dollar Notes due 2036, the “BNY Mellon Notes”), of which $25 million aggregate principal amount were outstanding as of November 30, 2012.

                    The US Dollar Notes due 2036 were originally issued under a Junior Subordinated Indenture, dated as of August 23, 2006, between Flagstone Bermuda (as successor in interest to Flagstone) and The Bank of New York Mellon Trust Company, National Association (as successor in interest to JPMorgan Chase Bank, National Association), as trustee (as previously supplemented, the “US Dollar Notes due 2036 Indenture”). The Notes due 2037 were originally issued under a Junior Subordinated Indenture, dated as of September 20, 2007, between Flagstone Bermuda (as successor in interest to Flagstone) and The Bank of New York Mellon Trust Company, National Association, as trustee (as previously supplemented, the “Notes due 2037 Indenture” and, together with the US Dollar Notes due 2036 Indenture, the “BNY Mellon Indentures”).

                    The US Dollar Notes due 2036 have a floating rate of interest equal to LIBOR plus 354 basis points per annum, reset quarterly for the dollar-denominated principal amount. The US Dollar Notes due 2036 mature on September 15, 2036, and may be called at par by Validus UPS at any time.

                    The Notes due 2037 have a floating rate of interest equal to LIBOR plus 310 basis points per annum, reset quarterly for the dollar-denominated principal amount. The Notes due September 2037 mature on September 15, 2037, and may be called at par by Validus UPS at any time.

                    Each of the BNY Mellon Indentures contains certain restrictions, including a limitation that restricts Validus UPS’ ability to declare or pay dividends on its capital stock, make payment of principal of or any interest or premium on any debt security that ranks equal or junior to the BNY Mellon Notes, or enter into certain contracts with a greater than 10% shareholder if any Covenant Significant Subsidiary (as defined in the BNY Mellon Indentures) of Validus UPS that is an insurance company rated by A.M. Best, (i) is downgraded by A.M. Best to a financial strength rating below A- and, during any twelve-month period, either fails to renew more than 51% of its net premiums written or sells more than 51% of its rights to renew net premiums written, (ii) is downgraded by A.M. Best to a financial strength rating below B++ or (iii) withdraws its financial strength rating by A.M. Best.

                    Each of the BNY Mellon Indentures contains customary covenants relating to restrictions on the ability of Validus UPS to consolidate, merge or convey or transfer substantially all of its assets. The BNY Mellon Indentures also contain customary events of default.

                    The BNY Mellon Notes assumed by Validus UPS and the Validus’ guarantees thereof are unsecured obligations of the respective party, ranking equal in right of payment with all the respective party’s existing and future unsecured and subordinated indebtedness. Interest on each series of BNY Mellon Notes is payable quarterly.

Wilmington Trust Supplemental Indenture

                    Validus and Validus UPS also entered into a supplemental indenture (the “Wilmington Trust Supplemental Indenture”) to a Junior Subordinated Indenture, dated as of June 8, 2007, among Flagstone Finance S.A. (“Flagstone Finance”), Flagstone Bermuda (as successor-in-interest to Flagstone in the First-Step Merger) and Wilmington Trust Company, as trustee (as previously supplemented, the “Wilmington Trust Indenture”), governing Flagstone Finance’s Floating Rate Deferrable Interest Junior Subordinated Notes due 2037 (the “Wilmington Trust Notes”), of which $88.75 million aggregate principal amount were outstanding as of November 30, 2012. The Wilmington Trust Supplemental Indenture provides for (i) the assumption by Validus UPS of all of the obligations of Flagstone Bermuda to be performed or observed by Flagstone Bermuda under the Wilmington Trust Indenture and the related guarantee by Flagstone Bermuda (the “Flagstone Bermuda Guarantee”) issued under the Wilmington Trust Indenture and, concurrently with Validus UPS’ assumption of the Flagstone Bermuda Guarantee, (ii) subordinated guarantees by Validus of the obligations of Flagstone Finance under the Wilmington Trust Notes.

                    The Wilmington Trust Notes have a floating rate of interest equal to LIBOR plus 300 basis points per annum, reset quarterly for the dollar-denominated principal amount. The Wilmington Trust Notes mature on July 30, 2037, and may be called at par by Flagstone Finance at any time.

                    The Wilmington Trust Indenture contains certain restrictions, including a limitation that restricts Validus UPS’ ability to declare or pay dividends on its capital stock, make any payment of principal of or any interest or premium on any debt security that ranks equal or junior to the Wilmington Trust Notes, or enter into certain contracts with a greater than 10% shareholder if any Covenant Significant Subsidiary (as defined in the Wilmington Trust Indenture) of Validus UPS that is an insurance company rated by A.M. Best, (i) is downgraded by A.M. Best to a financial strength rating below A- and, during any twelve-month period, either fails to renew more than 51% of its net premiums written or sells more than 51% of its rights to renew net premiums written, (ii) is downgraded by A.M. Best to a financial strength rating below B++ or (iii) withdraws its financial strength rating by A.M. Best.

                    The Wilmington Trust Indenture contains customary covenants relating to restrictions on the ability of Validus UPS to consolidate, merge or convey or transfer substantially all of its assets. The Wilmington Trust Indenture also contains customary events of default.

                    Each of the guarantees by Validus UPS and Validus of the Wilmington Trust Notes are unsecured obligations of the respective guarantor, ranking equal in right of payment with all the respective guarantor’s existing and future unsecured and subordinated indebtedness. Interest on the Wilmington Trust Notes is payable quarterly.

Amendment to Merrill Lynch Note Purchase Agreement

                    Additionally, Validus and Validus UPS entered into an amendment (the “Merrill Lynch Amendment”) to a Note Purchase Agreement, dated as of August 23, 2006, between Flagstone Bermuda (as successor-in-interest to Flagstone in the First-Step Merger) and Merrill Lynch International, as purchaser (as previously amended, the “Merrill Lynch Note Purchase Agreement”), governing Flagstone Bermuda’s Floating Rate Deferrable Interest Subordinated Notes due 2036 (Euro Denominated) (the “Merrill Lynch Notes”), of which €13.0 million aggregate principal amount were outstanding as of November 30, 2012. The Merrill Lynch Amendment provides for (i) the assumption by Validus UPS of the obligation to pay the principal of, premium, if any, and any interest on all of the notes outstanding under the Merrill Lynch Notes according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions under the Merrill Lynch Note Purchase Agreement to be performed by Flagstone Bermuda and, concurrently with Validus UPS’ assumption of the Merrill Lynch Note Purchase Agreement, (ii) subordinated guarantees by Validus of the obligations of Validus UPS under the Merrill Lynch Notes.

                    The Merrill Lynch Notes have a floating rate of interest equal to EURIBOR plus 354 basis points per annum, reset quarterly for the dollar-denominated principal amount. The Merrill Lynch Notes mature on July 30, 2037, and may be called at par by Validus UPS at any time.

                    The Merrill Lynch Note Purchase Agreement contains customary covenants relating to restrictions on the ability of Validus UPS to consolidate, merge or convey or transfer substantially all of its assets. The Merrill Lynch Note Purchase Agreement also contains customary events of default.

                    The Merrill Lynch Notes assumed by Validus UPS and the Validus’ guarantees thereof are unsecured obligations of the respective party, ranking equal in right of payment with all the respective party’s existing and future unsecured and subordinated indebtedness. Interest on the Merrill Lynch Notes is payable quarterly.

                    The foregoing descriptions of the BNY Mellon Indentures, the BNY Mellon Supplemental Indentures, the Wilmington Trust Indenture, the Wilmington Trust Supplemental Indenture and the Merrill Lynch Note Purchase Agreement and the Merrill Lynch Amendment are not complete and are qualified in their entirety by reference to the full and complete terms of the applicable agreements, which are attached to this Current Report on Form 8-K as Exhibits 4.1 through 4.15 and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

                    The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

                    In connection with the completion of the Mergers, on November 30, 2012, Validus issued a share purchase warrant (the “Warrant”) to Leyton Limited in consideration for the cancellation of a Flagstone share purchase warrant for 630,194 Flagstone shares (the “Cancelled Warrant”). Upon payment during the exercise period (which is from December 1, 2013 to December 31, 2013) of the exercise price of $13.96, subject to adjustments (if any) pursuant to the terms of the Warrant, the Warrant will be converted into the right to receive the Merger Consideration, on a per share basis for each of the Flagstone shares previously issuable upon exercise of the Cancelled Warrant (the Warrant will have value during the exercise period only if the value of the Merger Consideration during the exercise period is greater than the Warrant’s exercise price). The Warrant is being issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

                    The foregoing description of the Warrant is qualified in its entirety by reference to the full text of the Warrant, a copy of which is attached as Exhibit 4.16.

Item 9.01. Financial Statements and Exhibits.

                    (a) Financial statements of businesses acquired. Validus will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

                    (b) Pro forma financial information. Validus will furnish any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

                    (d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of August 30, 2012, by and among Validus Holdings, Ltd., Validus UPS, Ltd., Flagstone Reinsurance Holdings, S.A. and Flagstone Reinsurance Holdings (Bermuda) Limited (incorporated by reference to the Current Report on Form 8-K filed on September 4, 2012)

4.1

Junior Subordinated Indenture, dated as of August 23, 2006, between Flagstone Reinsurance Holdings Limited and JPMorgan Chase Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Amendment to the Registration Statement on Form S-1/A (No. 333-138182) of Flagstone Reinsurance Holdings Limited filed on December 8, 2006)

4.2

First Supplemental Indenture, dated as of May 17, 2010, among Flagstone Reinsurance Holdings, S.A., Flagstone Reinsurance Holdings Limited and The Bank of New York Mellon Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Flagstone Reinsurance Holdings, S.A. filed on May 19, 2010)

4.3

Second Supplemental Indenture, dated as of November 30, 2012, among Flagstone Reinsurance Holdings (Bermuda) Limited, Flagstone Reinsurance Holding, S.A. and The Bank of New York Mellon Trust Company, National Association, as trustee

4.4	Third Supplemental Indenture, dated as of November 30, 2012, among Validus UPS, Ltd., Validus Holdings, Ltd. and The Bank of New York Mellon Trust Company, National Association, as trustee

4.5	Junior Subordinated Indenture, dated as of September 20, 2007, between Flagstone Reinsurance Holdings Limited and The Bank of New York Trust Company, National Association, as trustee

4.6

First Supplemental Indenture, dated as of May 17, 2010, among Flagstone Reinsurance Holdings, S.A., Flagstone Reinsurance Holdings Limited and The Bank of New York Mellon Trust Company, National Association, as trustee

4.7

Second Supplemental Indenture, dated as of November 30, 2012, among Flagstone Reinsurance Holdings (Bermuda) Limited, Flagstone Reinsurance Holdings, S.A. and The Bank of New York Mellon Trust Company, National Association, as trustee

4.8	Third Supplemental Indenture, dated as of November 30, 2012, among Validus UPS, Ltd., Validus Holdings, Ltd. and The Bank of New York Mellon Trust Company, National Association, as trustee

4.9

Junior Subordinated Indenture, dated as of June 8, 2007, among Flagstone Finance S.A., Flagstone Reinsurance Holdings Limited and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Flagstone Reinsurance Holdings Limited filed on June 14, 2007)

4.10

First Supplemental Indenture, dated as of May 17, 2010, among Flagstone Finance S.A., Flagstone Reinsurance Holdings, S.A. and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Flagstone Reinsurance Holdings, S.A. filed on May 19, 2010)

4.11

Second Supplemental Indenture, dated as of November 30, 2012, among Flagstone Finance S.A., Flagstone Reinsurance Holdings (Bermuda) Limited, Flagstone Reinsurance Holdings, S.A. and Wilmington Trust Company, as trustee

4.12	Third Supplemental Indenture, dated as of November 30, 2012, among Flagstone Finance S.A., Validus UPS, Ltd., Validus Holdings, Ltd. and Wilmington Trust Company, as trustee

4.13	Note Purchase Agreement, dated as of August 23, 2006, between Flagstone Reinsurance Holdings Limited and Merrill Lynch International

4.14	Amendment No. 1, dated as of November 30, 2012, to the Note Purchase Agreement, among Flagstone Reinsurance Holdings (Bermuda) Limited and the noteholders named therein

4.15	Amendment No. 2, dated as of November 30, 2012, to the Note Purchase Agreement, among Validus UPS, Ltd., Validus Holdings, Ltd. and the noteholders named therein

4.16	Share Purchase Warrant, dated November 30, 2012, between Validus Holdings, Ltd. and Leyton Limited

99.1	Press Release, dated November 30, 2012

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALIDUS HOLDINGS, LTD.

By:	/s/ Robert F. Kuzloski
Name: Robert F. Kuzloski
Title: Executive Vice President & General Counsel

Date: November 30, 2012